Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

June 2014

Table of Contents

Quarterly Key Statistics	1

Year To Date Key Statistics	2

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin—Interest Income / Expense	8

Consolidated Quarterly Net Interest Margin—Yield	9

Selected Quarterly Income Statement Data	10

Quarterly Mortgage Banking Income	11

Quarterly Credit Reserves Analysis	12

Quarterly Net Charge-Off Analysis	13

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	14

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Consolidated Year To Date Average Balance Sheets	17

Consolidated Year To Date Net Interest Margin—Interest Income / Expense	18

Consolidated Year To Date Net Interest Margin—Yield	19

Selected Year To Date Income Statement Data	20

Year To Date Mortgage Banking Income	21

Year To Date Credit Reserves Analysis	22

Year To Date Net Charge-Off Analysis	23

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	24

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans	25

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2013.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2014		2013	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Second	1Q14	2Q13
Net interest income	$460,048	$437,506	$424,937	5%	8%
Provision for credit losses	29,385	24,630	24,722	19	19
Noninterest income	250,067	248,485	251,919	1	(1)
Noninterest expense	458,636	460,121	445,865	—	3

Income before income taxes	222,094	201,240	206,269	10	8
Provision for income taxes	57,475	52,097	55,269	10	4

Net income	$164,619	$149,143	$151,000	10%	9%

Dividends on preferred shares	7,963	7,964	7,967	—	—

Net income applicable to common shares	$156,656	$141,179	$143,033	11%	10%

Net income per common share—diluted	$0.19	$0.17	$0.17	12%	12%
Cash dividends declared per common share	0.05	0.05	0.05	—	—
Book value per common share at end of period	7.17	6.99	6.49	3	11
Tangible book value per common share at end of period	6.48	6.31	5.87	3	10
Average common shares—basic	821,546	829,659	834,730	(1)	(2)
Average common shares—diluted	834,687	842,677	843,840	(1)	(1)
Return on average assets	1.07%	1.01%	1.08%
Return on average common shareholders’ equity	10.8	9.9	10.4
Return on average tangible common shareholders’ equity(2)	12.4	11.3	12.1
Net interest margin(3)	3.28	3.27	3.38
Efficiency ratio(4)	62.7	66.4	63.7
Noninterest Income/Total Revenue	34.9	35.9	36.9
Effective tax rate	25.9	25.9	26.8
Average loans and leases	$45,023,793	$43,423,355	$41,280,065	4	9
Average loans and leases—linked quarter annualized growth rate	14.7%	2.6%	4.1%
Average earning assets	$57,076,706	$54,961,237	$51,156,168	4	12
Average total assets	61,830,210	59,692,484	55,889,271	4	11
Average core deposits(5)	45,611,033	45,194,597	43,768,948	1	4
Average core deposits—linked quarter annualized growth rate	3.7%	4.0%	1.4%
Average shareholders’ equity	$6,227,809	$6,182,891	$5,888,206	1	6
Total assets at end of period	63,797,113	61,145,753	56,103,819	4	14
Total shareholders’ equity at end of period	6,240,791	6,176,234	5,773,647	1	8
Net charge-offs (NCOs)	28,643	42,986	34,790	(33)	(18)
NCOs as a % of average loans and leases	0.25%	0.40%	0.34%
Nonaccrual loans and leases (NALs)	$324,957	$327,158	$363,546	(1)	(11)
NAL ratio	0.71%	0.74%	0.87%
Nonperforming assets (NPAs)(6)	$362,092	$365,289	$396,699	(1)	(9)
NPA ratio(6)	0.79%	0.82%	0.95%	(4)	(17)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.38	1.42	1.76
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.50	1.56	1.86
ACL as a % of NALs	213	211	214
ACL as a % of NPAs	191	191	196
Tier 1 leverage ratio (7)	10.01	10.32	10.64
Tier 1 common risk-based capital ratio(7)	10.26	10.60	10.71
Tier 1 risk-based capital ratio (7)	11.56	11.95	12.24
Total risk-based capital ratio (7)	13.67	14.13	14.57
Tangible common equity / tangible assets ratio(8)	8.38	8.63	8.76

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Year To Date Key Statistics(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2014	2013	Amount	Percent
Net interest income	$897,554	$849,107	$48,447	6%
Provision for credit losses	54,015	54,314	(299)	(1)
Noninterest income	498,552	508,537	(9,985)	(2)
Noninterest expense	918,757	888,658	30,099	3

Income before income taxes	423,334	414,672	8,662	2
Provision for income taxes	109,572	110,398	(826)	(1)

Net Income	$313,762	$304,274	$9,488	3%

Dividends on preferred shares	15,927	15,937	(10)	—

Net income applicable to common shares	$297,835	$288,337	$9,498	3%

Net income per common share—diluted	$0.36	$0.34	$0.02	6%
Cash dividends declared per common share	0.10	0.09	0.01	11
Average common shares—basic	825,603	837,917	(12,314)	(1)
Average common shares—diluted	838,546	846,274	(7,707)	(1)
Return on average assets	1.04%	1.10%
Return on average common shareholders’ equity	10.3	10.6
Return on average tangible common shareholders’ equity(2)	12.4	12.9
Net interest margin(3)	3.28	3.40
Efficiency ratio(4)	64.5	63.3
Noninterest Income/Total Revenue	35.4	37.1
Effective tax rate	25.9	26.6
Average loans and leases	$44,227,995	$41,073,143	$3,154,852	8%
Average earning assets	56,024,815	51,058,609	4,966,206	10
Average total assets	60,767,252	55,809,144	4,958,109	9
Average core deposits(5)	45,403,965	43,692,717	1,711,248	4
Average shareholders’ equity	6,205,474	5,861,347	344,127	6
Net charge-offs (NCOs)	71,629	86,477	(14,848)	(17)
NCOs as a % of average loans and leases	0.32%	0.42%	(0.10)	(23)

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	June 30, 2014, figures are estimated.

(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2014	2013		Percent Changes vs.
(dollar amounts in thousands, except number of shares)	June 30,	December 31,	June 30,	4Q13	2Q13
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,218,453	$1,001,132	$993,906	22%	23%
Interest-bearing deposits in banks	69,634	57,043	76,715	22	(9)
Trading account securities	50,541	35,573	80,927	42	(38)
Loans held for sale	317,862	326,212	458,275	(3)	(31)
Available-for-sale and other securities	8,491,037	7,308,753	6,815,658	16	25
Held-to-maturity securities	3,621,995	3,836,667	2,172,229	(6)	67
Loans and leases(1)	46,079,775	43,120,500	41,739,847	7	10
Allowance for loan and lease losses	(635,101)	(647,870)	(733,076)	(2)	(13)

Net loans and leases	45,444,674	42,472,630	41,006,771	7	11

Bank owned life insurance	1,693,991	1,647,170	1,620,604	3	5
Premises and equipment	622,289	634,657	626,745	(2)	(1)
Goodwill	505,448	444,268	444,268	14	14
Other intangible assets	81,460	93,193	113,874	(13)	(28)
Accrued income and other assets	1,679,729	1,609,876	1,693,847	4	(1)

Total assets	$63,797,113	$59,467,174	$56,103,819	7%	14%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$48,748,765	$47,506,718	$46,331,434	3%	5%
Short-term borrowings	1,252,409	552,143	630,405	127	99
Federal Home Loan Bank advances	2,883,173	1,808,293	983,420	59	193
Other long-term debt	2,602,869	1,349,119	155,126	93	1,578
Subordinated notes	983,310	1,100,860	1,114,368	(11)	(12)
Accrued expenses and other liabilities	1,085,796	1,059,888	1,115,419	2	(3)

Total liabilities	57,556,322	53,377,021	50,330,172	8	14

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares- Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,182	8,322	8,310	(2)	(2)
Capital surplus	7,279,244	7,398,515	7,390,041	(2)	(1)
Less treasury shares, at cost	(9,071)	(9,643)	(10,719)	(6)	(15)
Accumulated other comprehensive loss	(159,727)	(214,009)	(283,736)	(25)	(44)
Retained earnings	(1,264,129)	(1,479,324)	(1,716,541)	(15)	(26)

Total shareholders’ equity	6,240,791	6,090,153	5,773,647	2	8

Total liabilities and shareholders’ equity	$63,797,113	$59,467,174	$56,103,819	7%	14%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	818,248,450	832,217,098	831,030,258
Common shares outstanding	817,002,296	830,963,427	829,674,914
Treasury shares outstanding	1,246,154	1,253,671	1,355,344
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

(Unaudited)

	2014				2013
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$18,899	41%	$18,046	41%	$17,594	41%	$17,335	41%	$17,113	41%
Commercial real estate:
Construction	757	2	692	2	557	1	544	1	607	1
Commercial	4,233	9	4,339	10	4,293	10	4,328	10	4,286	10

Commercial real estate	4,990	11	5,031	12	4,850	11	4,872	11	4,893	11

Total commercial	23,889	52	23,077	53	22,444	52	22,207	52	22,006	52

Consumer:
Automobile	7,686	17	6,999	16	6,639	15	6,317	15	5,810	14
Home equity	8,405	18	8,373	19	8,336	19	8,347	20	8,369	20
Residential mortgage	5,707	12	5,542	12	5,321	12	5,307	12	5,168	12
Other consumer	393	1	363	—	380	2	378	1	387	2

Total consumer	22,191	48	21,277	47	20,676	48	20,349	48	19,734	48

Total loans and leases	$46,080	100%	$44,354	100%	$43,120	100%	$42,556	100%	$41,740	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$13,096	29%	$13,027	29%	$12,710	30%	$12,639	30%	$12,605	30%
Commercial Banking	11,846	26	10,962	25	10,735	25	10,988	26	10,755	26
AFCRE	14,762	33	14,125	32	13,568	31	12,841	30	12,433	30
RBHPCG	2,883	5	2,875	7	2,850	7	2,833	7	2,830	7
Home Lending	3,366	7	3,229	7	3,206	7	3,214	8	3,127	7
Treasury / Other	127	—	136	—	51	—	41	—	(10)	—

Total loans and leases	$46,080	100%	$44,354	100%	$43,120	100%	$42,556	100%	$41,740	100%

					2013
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:(2)
Retail and Business Banking	$13,040	29%	$12,807	29%	$12,675	29%	$12,589	30%	$12,643	31%
Commercial Banking	11,292	25	10,861	25	11,122	26	10,780	26	10,690	26
AFCRE	14,460	32	13,679	32	13,216	31	12,558	30	11,999	29
RBHPCG	2,879	7	2,840	7	2,835	7	2,825	7	2,826	7
Home Lending	3,289	7	3,198	7	3,223	7	3,184	8	3,099	8
Treasury / Other	63	—	38	—	68	—	58	—	22	—

Total loans and leases	$45,023	100%	$43,423	100%	$43,139	100%	$41,994	100%	$41,279	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Deposits Composition

(Unaudited)

	2014				2013
(dollar amounts in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type:
Demand deposits—noninterest-bearing	$14,151	29%	$14,314	29%	$13,650	29%	$13,421	29%	$13,491	29%
Demand deposits—interest-bearing	5,921	12	5,970	12	5,880	12	5,856	13	5,977	13
Money market deposits	17,563	36	17,693	36	17,213	36	16,212	34	15,131	33
Savings and other domestic deposits	5,036	10	5,115	10	4,871	10	4,946	11	5,054	11
Core certificates of deposit	3,272	7	3,557	7	3,723	8	4,108	9	4,353	9

Total core deposits	45,943	94	46,649	94	45,337	95	44,543	96	44,006	95
Other domestic deposits of $250,000 or more	241	—	289	1	274	1	268	1	283	1
Brokered deposits and negotiable CDs	2,198	5	2,074	4	1,580	3	1,366	3	1,695	4
Deposits in foreign offices	367	1	337	1	316	1	387	—	347	—

Total deposits	$48,749	100%	$49,349	100%	$47,507	100%	$46,564	100%	$46,331	100%

Total core deposits:
Commercial	$20,629	45%	$20,507	44%	$19,982	44%	$19,526	44%	$18,922	43%
Consumer	25,314	55	26,142	56	25,355	56	25,017	56	25,084	57

Total core deposits	$45,943	100%	$46,649	100%	$45,337	100%	$44,543	100%	$44,006	100%

Ending Balances by Business Segment:(2)
Retail and Business Banking	$28,836	60%	$29,370	62%	$28,294	60%	$28,163	61%	$28,209	61%
Commercial Banking	9,793	20	10,217	22	10,188	21	9,969	21	9,079	20
AFCRE	1,457	3	1,203	3	1,171	2	1,125	2	1,068	2
RBHPCG	6,124	11	6,267	9	6,094	13	5,876	13	6,195	13
Home Lending	284	1	281	1	330	1	278	1	388	1
Treasury / Other	2,255	5	2,011	4	1,430	3	1,153	2	1,392	3

Total deposits	$48,749	100%	$49,349	100%	$47,507	100%	$46,564	100%	$46,331	100%

	2014				2013
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:(2)
Retail and Business Banking	$29,108	60%	$28,633	60%	$28,424	61%	$28,156	61%	$28,339	61%
Commercial Banking	9,780	20	10,060	21	9,861	21	9,604	21	9,017	20
AFCRE	1,183	2	1,142	2	1,114	2	1,064	2	1,002	2
RBHPCG	5,859	12	5,906	12	5,937	13	5,535	12	5,954	13
Home Lending	296	1	257	1	293	1	335	1	412	1
Treasury / Other	2,032	4	1,591	3	1,145	2	1,276	3	1,463	3

Total deposits	$48,258	100%	$47,589	100%	$46,774	100%	$45,970	100%	$46,187	100%

(1)	Comprised primarily of national market deposits.
(2)	During the first quarter of 2014, we reorganized our business segments.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2014		2013			Percent Changes vs.
(dollar amounts in millions)	Second	First	Fourth	Third	Second	1Q14	2Q13
Assets
Interest-bearing deposits in banks	$91	$83	$71	$54	$84	10%	8%
Loans held for sale	288	279	322	379	678	3	(58)
Securities:
Taxable	6,662	6,240	5,818	6,040	6,728	7	(1)
Tax-exempt	1,290	1,115	548	565	591	16	118

Total available-for-sale and other securities	7,952	7,355	6,366	6,605	7,319	8	9
Trading account securities	45	38	76	76	84	18	(46)
Held-to-maturity securities—taxable	3,677	3,783	3,038	2,139	1,711	(3)	115

Securities	11,674	11,176	9,480	8,820	9,114	4	28

Loans and leases:(1)
Commercial and industrial	18,262	17,631	17,671	17,032	17,033	4	7
Commercial real estate:
Construction	702	612	573	565	586	15	20
Commercial	4,345	4,289	4,331	4,345	4,429	1	(2)

Commercial real estate	5,047	4,901	4,904	4,910	5,015	3	1

Total commercial	23,309	22,532	22,575	21,942	22,048	3	6

Automobile	7,349	6,786	6,502	6,075	5,283	8	39
Home equity	8,376	8,340	8,346	8,341	8,263	—	1
Residential mortgage	5,608	5,379	5,331	5,256	5,225	4	7
Other consumer	382	386	385	380	461	(1)	(17)

Total consumer	21,715	20,891	20,564	20,052	19,232	4	13

Total loans and leases	45,024	43,423	43,139	41,994	41,280	4	9
Allowance for loan and lease losses	(642)	(649)	(668)	(717)	(746)	(1)	(14)

Net loans and leases	44,382	42,774	42,471	41,277	40,534	4	9

Total earning assets	57,077	54,961	53,012	51,247	51,156	4	12

Cash and due from banks	872	904	846	944	940	(4)	(7)
Intangible assets	591	535	542	552	563	10	5
All other assets	3,932	3,941	3,917	3,889	3,976	—	(1)

Total assets	$61,830	$59,692	$57,649	$55,915	$55,889	4%	11%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,466	$13,192	$13,337	$13,088	$12,879	2%	5%
Demand deposits—interest-bearing	5,945	5,775	5,755	5,763	5,927	3	—

Total demand deposits	19,411	18,967	19,092	18,851	18,806	2	3
Money market deposits	17,680	17,648	16,827	15,739	15,069	—	17
Savings and other domestic deposits	5,086	4,967	4,912	5,007	5,115	2	(1)
Core certificates of deposit	3,434	3,613	3,916	4,176	4,778	(5)	(28)

Total core deposits	45,611	45,195	44,747	43,773	43,768	1	4
Other domestic deposits of $250,000 or more	262	284	275	268	324	(8)	(19)
Brokered deposits and negotiable CDs	2,070	1,782	1,398	1,553	1,779	16	16
Deposits in foreign offices	315	328	354	376	316	(4)	—

Total deposits	48,258	47,589	46,774	45,970	46,187	1	4
Short-term borrowings	939	883	629	710	701	6	34
Federal Home Loan Bank advances	1,977	1,499	851	549	757	32	161
Subordinated notes and other long-term debt	3,395	2,503	2,244	1,753	1,292	36	163

Total interest-bearing liabilities	41,103	39,282	37,161	35,894	36,058	5	14

All other liabilities	1,033	1,035	1,095	1,054	1,064	—	(3)
Shareholders’ equity	6,228	6,183	6,056	5,879	5,888	1	6

Total liabilities and shareholders’ equity	$61,830	$59,692	$57,649	$55,915	$55,889	4%	11%

(1)	Includes Nonaccrual Loans

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2014		2013
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	$8	$6	$7	$9	$57
Loans held for sale	3,072	2,603	3,586	3,699	5,739
Securities:
Available-for-sale and other securities:
Taxable	42,028	38,456	34,554	35,280	38,538
Tax-exempt	10,161	8,440	8,696	5,700	5,829

Total available-for-sale and other securities	52,188	46,896	43,250	40,980	44,367
Trading account securities	79	107	79	43	126
Held-to-maturity securities—taxable	22,614	23,320	18,378	12,220	9,778

Total securities	74,882	70,323	61,708	53,243	54,271

Loans and leases:
Commercial:
Commercial and industrial	161,174	157,016	159,686	160,285	161,543
Commercial real estate:
Construction	7,599	6,108	5,916	5,650	5,829
Commercial	45,690	41,171	43,908	45,525	46,214

Commercial real estate	53,288	47,278	49,824	51,175	52,043

Total commercial	214,462	204,294	209,510	211,460	213,586

Consumer:
Automobile	63,543	59,153	60,080	58,216	52,159
Home equity	86,099	84,634	86,460	86,131	85,796
Residential mortgage	52,896	50,834	50,225	50,111	49,912
Other consumer	6,998	6,534	6,447	6,677	7,650

Total consumer	209,536	201,156	203,212	201,135	195,517

Total loans and leases	423,998	405,450	412,722	412,595	409,103

Total earning assets	$501,959	$478,382	$478,022	$469,546	$469,170

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	571	512	630	636	617

Total demand deposits	571	512	630	636	617
Money market deposits	10,548	10,940	11,296	10,211	8,886
Savings and other domestic deposits	2,179	2,459	2,925	3,134	3,416
Core certificates of deposit	6,938	8,387	10,330	11,094	13,410

Total core deposits	20,235	22,299	25,181	25,075	26,329
Other domestic deposits of $250,000 or more	281	289	271	300	406
Brokered deposits and negotiable CDs	1,228	1,246	1,385	2,145	2,746
Deposits in foreign offices	102	104	122	136	110

Total deposits	21,846	23,938	26,959	27,656	29,591
Short-term borrowings	270	150	129	158	179
Federal Home Loan Bank advances	621	453	306	197	272
Subordinated notes and other long-term debt	12,536	10,408	11,781	10,049	7,603

Total interest bearing liabilities	35,274	34,949	39,175	38,060	37,645

Net interest income	$466,685	$443,391	$438,845	$431,486	$431,524

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Yield

(Unaudited)

	Average Rates (2)
	2014		2013
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	0.04%	0.03%	0.04%	0.07%	0.27%
Loans held for sale	4.27	3.74	4.46	3.89	3.39
Securities:
Available-for-sale and other securities:
Taxable	2.52	2.47	2.38	2.34	2.29
Tax-exempt	3.15	3.03	6.34	4.04	3.94

Total available-for-sale and other securities	2.63	2.55	2.72	2.48	2.42
Trading account securities	0.70	1.12	0.42	0.23	0.60
Held-to-maturity securities—taxable	2.46	2.47	2.42	2.29	2.29

Total securities	2.57	2.52	2.60	2.41	2.38
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.49	3.56	3.54	3.68	3.75
Commercial real estate:
Construction	4.29	3.99	4.04	3.91	3.93
Commercial	4.16	3.84	3.97	4.10	4.13

Commercial real estate	4.17	3.86	3.98	4.08	4.09

Total commercial	3.64	3.63	3.63	3.77	3.83

Consumer:
Automobile	3.47	3.54	3.67	3.80	3.96
Home equity	4.12	4.12	4.11	4.10	4.16
Residential mortgage	3.77	3.78	3.77	3.81	3.82
Other consumer	7.34	6.84	6.64	6.98	6.66

Total consumer	3.87	3.89	3.93	3.99	4.07

Total loans and leases	3.75	3.75	3.77	3.87	3.95

Total earning assets	3.53%	3.53%	3.58%	3.64%	3.68%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.04	0.04	0.04

Total demand deposits	0.01	0.01	0.01	0.01	0.01
Money market deposits	0.24	0.25	0.27	0.26	0.24
Savings and other domestic deposits	0.17	0.20	0.24	0.25	0.27
Core certificates of deposit	0.81	0.94	1.05	1.05	1.13

Total core deposits	0.25	0.28	0.32	0.32	0.34
Other domestic deposits of $250,000 or more	0.43	0.41	0.39	0.44	0.50
Brokered deposits and negotiable CDs	0.24	0.28	0.39	0.55	0.62
Deposits in foreign offices	0.13	0.13	0.14	0.14	0.14

Total deposits	0.25	0.28	0.32	0.33	0.36
Short-term borrowings	0.12	0.07	0.08	0.09	0.10
Federal Home Loan Bank advances	0.12	0.12	0.14	0.14	0.14
Subordinated notes and other long-term debt	1.48	1.66	2.10	2.29	2.35

Total interest-bearing liabilities	0.34	0.36	0.42	0.42	0.42

Net interest rate spread	3.19	3.17	3.15	3.20	3.26
Impact of noninterest-bearing funds on margin	0.09	0.10	0.13	0.14	0.12

Net interest margin	3.28%	3.27%	3.28%	3.34%	3.38%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates (2)
	2014		2013
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.46%	3.37%	3.47%	3.58%	3.57%
Impact of commercial loan derivatives	0.18	0.25	0.17	0.19	0.26

Total commercial—as reported	3.64%	3.63%	3.63%	3.77%	3.83%

Average 30 day LIBOR	0.15%	0.16%	0.17%	0.19%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 9 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2014		2013
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Interest income	$495,322	$472,455	$469,824	$462,912	$462,582
Interest expense	35,274	34,949	39,175	38,060	37,645

Net interest income	460,048	437,506	430,649	424,852	424,937
Provision for credit losses	29,385	24,630	24,331	11,400	24,722

Net interest income after provision for credit losses	430,663	412,876	406,318	413,452	400,215

Service charges on deposit accounts	72,633	64,582	69,992	72,918	68,009
Mortgage banking income	22,717	23,089	24,327	23,621	33,659
Trust services	29,581	29,565	30,711	30,470	30,666
Electronic banking	26,491	23,642	24,251	24,282	23,345
Insurance income	15,996	16,496	15,556	17,269	17,187
Brokerage income	17,831	17,071	15,116	16,532	19,546
Bank owned life insurance income	13,865	13,307	13,816	13,740	15,421
Capital markets fees	10,500	9,194	12,332	12,825	12,229
Gain on sale of loans	3,914	3,570	7,144	5,063	3,348
Securities gains (losses)	490	16,970	1,239	98	(410)
Other income	36,049	30,999	35,407	36,950	28,919

Total noninterest income	250,067	248,485	249,891	253,768	251,919

Personnel costs	260,600	249,477	249,554	229,326	263,862
Outside data processing and other services	54,338	51,490	51,071	49,313	49,898
Net occupancy	28,673	33,433	31,983	35,591	27,656
Equipment	28,749	28,750	28,775	28,191	24,947
Marketing	14,832	10,686	13,704	12,271	14,239
Deposit and other insurance expense	10,599	13,718	10,056	11,155	13,460
Amortization of intangibles	9,520	9,291	10,320	10,362	10,362
Professional services	17,896	12,231	11,567	12,487	9,341
Other expense	33,429	51,045	38,979	34,640	32,100

Total noninterest expense	458,636	460,121	446,009	423,336	445,865

Income before income taxes	222,094	201,240	210,200	243,884	206,269
Provision for income taxes	57,475	52,097	52,029	65,047	55,269

Net income	$164,619	$149,143	$158,171	$178,837	$151,000

Dividends on preferred shares	7,963	7,964	7,965	7,967	7,967

Net income applicable to common shares	$156,656	$141,179	$150,206	$170,870	$143,033

Average common shares—basic	821,546	829,659	830,590	830,398	834,730
Average common shares—diluted	834,687	842,677	842,324	841,025	843,840
Per common share
Net income—basic	$0.19	$0.17	$0.18	$0.21	$0.17
Net income—diluted	0.19	0.17	0.18	0.20	0.17
Cash dividends declared	0.05	0.05	0.05	0.05	0.05
Revenue—fully-taxable equivalent (FTE)
Net interest income	$460,048	$437,506	$430,649	$424,852	$424,937
FTE adjustment	6,637	5,885	8,196	6,634	6,587

Net interest income(2)	466,685	443,391	438,845	431,486	431,524
Noninterest income	250,067	248,485	249,891	253,768	251,919

Total revenue(2)	$716,752	$691,876	$688,736	$685,254	$683,443

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2014		2013			Percent Changes vs.
(dollar amounts in thousands, except as noted)	Second	First	Fourth	Third	Second	1Q14	2Q13
Mortgage banking income
Origination and secondary marketing	$14,289	$14,497	$14,201	$15,568	$27,917	(1)%	(49)%
Servicing fees	10,873	10,939	10,809	10,868	10,898	(1)	—
Amortization of capitalized servicing	(5,951)	(5,982)	(6,062)	(6,783)	(7,998)	(1)	(26)
Other mortgage banking income	4,213	3,535	3,397	3,685	4,470	19	(6)

Subtotal	23,424	22,989	22,345	23,338	35,287	2	(34)
MSR valuation adjustment(1)	(3,046)	(1,597)	3,458	173	14,127	91	(122)
Net trading gains (losses) related to MSR hedging	2,340	1,697	(1,476)	110	(15,755)	38	(115)

Total mortgage banking income	$22,718	$23,089	$24,327	$23,621	$33,659	(2)%	(33)%

Mortgage originations (in millions)	$982	$657	$841	$1,176	$1,282	49%	(23)%
Capitalized mortgage servicing rights(2)	159,860	163,279	162,301	158,776	155,522	(2)	3
Total mortgages serviced for others (in millions)(2)	15,560	15,614	15,239	15,231	15,213	—	2
MSR % of investor servicing portfolio(2)	1.03%	1.05%	1.07%	1.04%	1.02%	(2)	1

Net impact of MSR hedging
MSR valuation adjustment(1)	$(3,046)	$(1,597)	$3,458	$173	$14,127	91%	(122)%
Net trading gains (losses) related to MSR hedging	2,340	1,697	(1,476)	110	(15,755)	38	(115)

Net gain (loss) of MSR hedging	$(706)	$100	$1,982	$283	$(1,628)	N.R. %	(57)%

N.R. - Not relevant, as denominator of calculation is gain in prior period compared with a loss in the current period.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2014		2013
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Allowance for loan and lease losses, beginning of period	$631,918	$647,870	$666,030	$733,076	$746,769
Loan and lease losses	(58,827)	(73,011)	(73,684)	(85,252)	(63,238)
Recoveries of loans previously charged off	30,184	30,025	27,237	29,510	28,448

Net loan and lease losses	(28,643)	(42,986)	(46,447)	(55,742)	(34,790)

Provision for loan and lease losses	31,826	28,161	28,289	(11,234)	21,354
Allowance of assets sold or transferred to loans held for sale	—	(1,127)	(2)	(70)	(257)

Allowance for loan and lease losses, end of period	$635,101	$631,918	$647,870	$666,030	$733,076

Allowance for unfunded loan commitments and letters of credit, beginning of period	$59,368	$62,899	$66,857	$44,223	$40,855
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(2,441)	(3,531)	(3,958)	22,634	3,368

Allowance for unfunded loan commitments and letters of credit, end of period	$56,927	$59,368	$62,899	$66,857	$44,223

Total allowance for credit losses, end of period	$692,028	$691,286	$710,769	$732,887	$777,299

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.38%	1.42%	1.50%	1.57%	1.76%
Nonaccrual loans and leases (NALs)	195	193	201	200	202
Nonperforming assets (NPAs)	175	174	184	178	185
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.50%	1.56%	1.65%	1.72%	1.86%
Nonaccrual loans and leases	213	211	221	220	214
Nonperforming assets	191	191	202	196	196

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2014		2013
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$10,597	$8,606	$9,826	$1,661	$1,586
Commercial real estate:
Construction	(171)	918	(88)	6,165	1,079
Commercial	(2,020)	(1,905)	(2,783)	6,398	1,305

Commercial real estate	(2,191)	(987)	(2,871)	12,563	2,384

Total commercial	8,406	7,619	6,955	14,224	3,970

Consumer:
Automobile	2,926	4,642	3,759	2,721	1,463
Home equity	8,491	15,687	20,451	27,175	14,654
Residential mortgage	3,406	7,859	7,605	4,789	8,620
Other consumer	5,414	7,179	7,677	6,833	6,083

Total consumer	20,237	35,367	39,492	41,518	30,820

Total net charge-offs	$28,643	$42,986	$46,447	$55,742	$34,790

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.23%	0.20%	0.22%	0.04%	0.04%
Commercial real estate:
Construction	(0.10)	0.60	(0.06)	4.36	0.74
Commercial	(0.19)	(0.18)	(0.26)	0.59	0.12

Commercial real estate	(0.17)	(0.08)	(0.23)	1.02	0.19

Total commercial	0.14	0.14	0.12	0.26	0.07

Consumer:
Automobile	0.16	0.27	0.23	0.18	0.11
Home equity	0.41	0.75	0.98	1.30	0.71
Residential mortgage	0.24	0.58	0.57	0.36	0.66
Other consumer	5.66	7.44	7.98	7.19	5.28

Total consumer	0.37	0.68	0.77	0.83	0.64

Net charge-offs as a % of average loans	0.25%	0.40%	0.43%	0.53%	0.34%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2014		2013
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$75,274	$57,053	$56,615	$68,034	$80,037
Commercial real estate	65,398	71,344	73,417	80,295	93,643
Automobile	4,384	6,218	6,303	5,972	7,743
Residential mortgage	110,635	121,681	119,532	116,260	122,040
Home equity	69,266	70,862	66,189	62,545	60,083

Total nonaccrual loans and leases	324,957	327,158	322,056	333,106	363,547
Other real estate, net:
Residential	31,761	30,581	23,447	16,610	17,353
Commercial	2,934	5,110	4,217	12,544	3,713

Total other real estate, net	34,695	35,691	27,664	29,154	21,066
Other NPAs (1)	2,440	2,440	2,440	12,000	12,087

Total nonperforming assets	$362,092	$365,289	$352,160	$374,259	$396,699

Nonaccrual loans and leases as a % of total loans and leases	0.71%	0.74%	0.75%	0.78%	0.87%
NPA ratio(2)	0.79	0.82	0.82	0.88	0.95
(NPA+90days)/(Loan+OREO)(3)	1.08	1.17	1.20	1.29	1.38

	2014		2013
	Second	First	Fourth	Third	Second
Nonperforming assets, beginning of period	$365,289	$352,160	$374,260	$396,699	$415,495
New nonperforming assets	123,601	117,804	109,454	139,767	101,840
Returns to accruing status	(23,000)	(9,333)	(12,367)	(31,293)	(18,915)
Loan and lease losses	(54,646)	(47,596)	(55,750)	(65,823)	(40,546)
OREO (losses) gains	2,344	353	535	1,053	1,874
Payments	(41,947)	(39,233)	(51,323)	(61,116)	(54,242)
Sales	(9,549)	(8,866)	(12,649)	(5,027)	(8,807)

Nonperforming assets, end of period	$362,092	$365,289	$352,160	$374,260	$396,699

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2014		2013
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9,977	$11,554	$14,562	$19,217	$24,851
Commercial real estate	27,267	36,711	39,142	44,026	45,051
Automobile	2,895	4,252	5,055	3,599	3,392
Residential mortgage (excluding loans guaranteed by the U.S. Government)	29,709	29,534	2,469	13,978	5,217
Home equity	14,912	15,494	13,983	13,044	14,245
Other consumer	607	867	998	1,102	1,367

Total, excl. loans guaranteed by the U.S. Government	85,367	98,412	76,209	94,966	94,123
Add: loans guaranteed by U.S. Government	51,641	56,484	87,985	81,770	87,135

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$137,008	$154,896	$164,194	$176,736	$181,258

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.22%	0.18%	0.22%	0.23%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.13	0.20	0.20	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.30	0.35	0.38	0.42	0.43
Accruing troubled debt restructured loans:
Commercial and industrial	$90,604	$102,970	$83,857	$85,687	$94,583
Commercial real estate	212,736	210,876	204,668	204,597	184,372
Automobile	31,833	27,393	30,781	30,981	32,768
Home equity (1)	221,539	202,044	188,266	153,591	135,759
Residential mortgage	289,239	284,194	305,059	300,809	293,933
Other consumer	3,496	1,727	1,041	959	3,383

Total accruing troubled debt restructured loans	$849,447	$829,204	$813,672	$776,624	$744,798

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$6,677	$7,197	$7,291	$8,643	$14,541
Commercial real estate	24,396	27,972	23,981	22,695	26,118
Automobile	4,287	5,676	6,303	5,972	7,743
Home equity	22,264	20,992	20,715	11,434	10,227
Residential mortgage	81,546	84,441	82,879	77,525	80,563
Other consumer	120	120	—	—	—

Total nonaccruing troubled debt restructured loans	$139,290	$146,398	$141,169	$126,269	$139,192

(1)	The 2013 second quarter includes a $43.1 million reduction of home equity TDRs incorrectly reflected as new TDRs in the 2013 first quarter.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2014		2013
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Common stock price, per share
High(1)	$10.290	$10.010	$9.730	$8.780	$7.960
Low(1)	8.890	8.720	8.040	7.900	6.820
Close	9.540	9.970	9.650	8.260	7.870
Average closing price	9.406	9.499	8.982	8.445	7.457
Dividends, per share
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05

Common shares outstanding
Average—basic	821,546	829,659	830,590	830,398	834,730
Average—diluted	834,687	842,677	842,324	841,025	843,840
Ending	817,002	827,772	830,963	830,145	829,675
Book value per common share	$7.17	$6.99	$6.86	$6.70	$6.49
Tangible book value per common share(2)	6.48	6.31	6.26	6.09	5.87
Common share repurchases
Number of shares repurchased	12,158	14,571	—	1,974	9,996

	2014		2013
(dollar amounts in millions)	June 30,	March 31,	December 31,	September 30,	June 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,241	$6,176	$6,090	$5,952	$5,774
Less: goodwill	(505)	(505)	(444)	(444)	(444)
Less: other intangible assets	(81)	(91)	(93)	(104)	(114)
Add: related deferred tax liability(2)	29	32	33	36	40

Total tangible equity	5,683	5,612	5,586	5,440	5,256
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,297	$5,226	$5,200	$5,054	$4,870

Total assets	$63,797	$61,146	$59,467	$56,639	$56,104
Less: goodwill	(505)	(505)	(444)	(444)	(444)
Less: other intangible assets	(81)	(91)	(93)	(104)	(114)
Add: related deferred tax liability(2)	29	32	33	36	40

Total tangible assets	$63,239	$60,582	$58,963	$56,127	$55,586

Tangible equity / tangible asset ratio	8.99%	9.26%	9.47%	9.69%	9.46%
Tangible common equity / tangible asset ratio	8.38	8.63	8.82	9.01	8.76
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,132	$6,107	$6,100	$6,018	$5,885
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(304)	(304)	(299)	(299)	(299)
REIT preferred stock	—	—	—	(50)	(50)

Tier 1 common	$5,442	$5,417	$5,415	$5,283	$5,150

Total risk-weighted assets(4)	$53,035	$51,120	$49,690	$48,687	$48,080
Tier 1 common risk-based capital ratio(4)	10.26%	10.60%	10.90%	10.85%	10.71%
Other capital data:
Tier 1 leverage ratio(4)	10.01	10.32	10.67	10.85	10.64
Tier 1 risk-based capital ratio(4)	11.56	11.95	12.28	12.36	12.24
Total risk-based capital ratio(4)	13.67	14.13	14.57	14.67	14.57
Tangible common equity / risk-weighted assets ratio(4)	9.99	10.22	10.46	10.38	10.13
Other data:
Number of employees (Average full-time equivalent)	12,000	11,848	11,765	12,080	12,063
Number of domestic full-service branches(3)	730	727	711	731	727

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes Regional Banking and The Huntington Private Client Group offices.
(4)	June 30, 2014, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2014	2013	Amount	Percent
Assets
Interest bearing deposits in banks	$87	$78	$9	12%
Loans held for sale	283	694	(411)	(59)
Available-for-sale and other securities:
Taxable	6,452	6,845	(393)	(6)
Tax-exempt	1,203	570	633	111

Total available-for-sale and other securities	7,655	7,415	240	3
Trading account securities	42	85	(43)	(51)
Held-to-maturity securities—taxable	3,730	1,714	2,016	118

Total Securities	11,427	9,214	2,213	24

Loans and leases:(1)
Commercial:
Commercial and industrial	17,948	16,994	954	6
Commercial real estate:
Construction	657	592	65	11
Commercial	4,317	4,561	(244)	(5)

Commercial real estate	4,974	5,153	(179)	(3)

Total commercial	22,922	22,147	775	3

Consumer:
Automobile	7,069	5,058	2,011	40
Home equity	8,358	8,277	81	1
Residential mortgage	5,494	5,102	392	8
Other consumer	384	488	(104)	(21)

Total consumer	21,305	18,925	2,380	13

Total loans and leases	44,227	41,072	3,155	8
Allowance for loan and lease losses	(645)	(758)	113	(15)

Net loans and leases	43,582	40,314	3,268	8

Total earning assets	56,024	51,058	4,966	10

Cash and due from banks	888	922	(34)	(4)
Intangible assets	563	567	(4)	(1)
All other assets	3,937	4,020	(83)	(2)

Total assets	$60,767	$55,809	$4,958	9%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,330	$12,524	$806	6%
Demand deposits—interest-bearing	5,860	5,952	(92)	(2)

Total demand deposits	19,190	18,476	714	4
Money market deposits	17,664	15,057	2,607	17
Savings and other domestic deposits	5,027	5,099	(72)	(1)
Core certificates of deposit	3,523	5,060	(1,537)	(30)

Total core deposits	45,404	43,692	1,712	4
Other domestic deposits of $250,000 or more	273	342	(69)	(20)
Brokered deposits and negotiable CDs	1,927	1,738	189	11
Deposits in foreign offices	322	328	(6)	(2)

Total deposits	47,926	46,100	1,826	4
Short-term borrowings	911	732	179	24
Federal Home Loan Bank advances	1,740	722	1,018	141
Subordinated notes and other long-term debt	2,951	1,320	1,631	124

Total interest-bearing liabilities	40,198	36,350	3,848	11

All other liabilities	1,034	1,074	(40)	(4)
Shareholders’ equity	6,205	5,861	344	6

Total liabilities and shareholders’ equity	$60,767	$55,809	$4,958	9%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in thousands)	2014	2013
Assets
Interest bearing deposits in banks	$14	$85
Federal funds sold and securities purchased under resale agreements	—	—
Loans held for sale	5,675	11,620
Securities:
Available-for-sale and other securities:
Taxable	80,484	78,724
Tax-exempt	18,599	11,267

Total available-for-sale and other securities	99,083	89,991
Trading account securities	185	234
Held-to-maturity securities—taxable	45,934	19,616

Total Securities	145,202	109,841
Loans and leases:
Commercial:
Commercial and industrial	318,190	323,760
Commercial real estate:
Construction	13,706	11,874
Commercial	86,860	93,192

Commercial real estate	100,566	105,066

Total commercial	418,756	428,826

Consumer:
Automobile	122,697	103,173
Home equity	172,765	171,244
Residential mortgage	103,730	99,265
Other consumer	11,460	16,357

Total consumer	410,652	390,039

Total loans and leases	829,408	818,865

Total earning assets	$980,299	$940,411

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—
Demand deposits—interest-bearing	1,083	1,258

Total demand deposits	1,083	1,258
Money market deposits	21,489	17,323
Savings and other domestic deposits	4,638	7,234
Core certificates of deposit	15,324	29,120

Total core deposits	42,534	54,935
Other domestic deposits of $250,000 or more	570	871
Brokered deposits and negotiable CDs	2,475	5,569
Deposits in foreign offices	205	250

Total deposits	45,784	61,625
Short-term borrowings	420	413
Federal Home Loan Bank advances	1,075	574
Subordinated notes and other long-term debt	22,944	16,182

Total interest-bearing liabilities	70,223	78,794

Net interest income	$910,076	$861,617

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Yield

(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2014	2013
Assets
Interest bearing deposits in banks	0.03%	0.22%
Loans held for sale	4.01	3.35
Securities:
Available-for-sale and other securities:
Taxable	2.49	2.30
Tax-exempt	3.09	3.95

Total available-for-sale and other securities	2.59	2.43
Trading account securities	0.89	0.55
Held-to-maturity securities—taxable	2.46	2.29

Total Securities	2.54	2.38

Loans and leases:(3)
Commercial:
Commercial and industrial	3.53	3.79
Commercial real estate:
Construction	4.15	3.99
Commercial	4.00	4.06

Commercial real estate	4.02	4.06

Total commercial	3.63	3.85

Consumer:
Automobile	3.50	4.11
Home equity	4.12	4.17
Residential mortgage	3.78	3.89
Other consumer	7.09	6.76

Total consumer	3.88	4.15

Total loans and leases	3.75	3.99

Total earning assets	3.53%	3.71%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%
Demand deposits—interest-bearing	0.04	0.04

Total demand deposit	0.01	0.01
Money market deposits	0.25	0.23
Savings and other domestic deposits	0.19	0.29
Core certificates of deposit	0.88	1.16

Total core deposits	0.27	0.36
Other domestic deposits of $250,000 or more	0.42	0.51
Brokered deposits and negotiable CDs	0.26	0.65
Deposits in foreign offices	0.13	0.15

Total deposits	0.27	0.37
Short-term borrowings	0.09	0.11
Federal Home Loan Bank advances	0.12	0.16
Subordinated notes and other long-term debt	1.55	2.45

Total interest bearing liabilities	0.35	0.44

Net interest rate spread	3.18	3.28
Impact of noninterest-bearing funds on margin	0.10	0.12

Net interest margin	3.28%	3.40%

Commercial Loan Derivative Impact (Unaudited)
	YTD Average Rates
	Six Months Ended June 30, (2)
Fully-taxable equivalent basis(1)	2014	2013
Commercial loans(2)(3)	3.42%	3.57%
Impact of commercial loan derivatives	0.21	0.28

Total commercial—as reported	3.63%	3.85%

Average 30 day LIBOR	0.15%	0.20%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 19 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands, except per share amounts)	2014	2013	Amount	Percentage
Interest income	$967,777	$927,901	$39,876	4%
Interest expense	70,223	78,794	(8,571)	(11)

Net interest income	897,554	849,107	48,447	6
Provision for credit losses	54,015	54,314	(299)	(1)

Net interest income after provision for credit losses	843,539	794,793	48,746	6

Service charges on deposit accounts	137,215	128,892	8,323	6
Mortgage banking income	45,807	78,907	(33,100)	(42)
Trust services	59,146	61,826	(2,680)	(4)
Electronic banking	50,133	44,058	6,075	14
Insurance income	32,492	36,439	(3,947)	(11)
Brokerage income	34,903	37,541	(2,638)	(7)
Bank owned life insurance income	27,172	28,863	(1,691)	(6)
Capital markets fees	19,694	20,063	(369)	(2)
Gain on sale of loans	7,484	5,964	1,520	25
Securities gains (losses)	17,460	(919)	18,379	N.R.
Other income	67,046	66,903	143	—

Total noninterest income	498,552	508,537	(9,985)	(2)

Personnel costs	510,077	522,757	(12,680)	(2)
Outside data processing and other services	105,828	99,163	6,665	7
Net occupancy	62,106	57,770	4,336	8
Equipment	57,499	49,827	7,672	15
Marketing	25,518	25,210	308	1
Deposit and other insurance expense	24,317	28,950	(4,633)	(16)
Amortization of intangibles	18,811	20,682	(1,871)	(9)
Professional services	30,127	16,533	13,594	82
Gain on early extinguishment of debt	—	—	—	—
Other expense	84,474	67,766	16,708	25

Total noninterest expense	918,757	888,658	30,099	3

Income before income taxes	423,334	414,672	8,662	2
Provision for income taxes	109,572	110,398	(826)	(1)

Net income	$313,762	$304,274	$9,488	3%

Dividends on preferred shares	15,927	15,937	(10)	—

Net income applicable to common shares	$297,835	$288,337	$9,498	3%

Average common shares—basic	825,603	837,917	(12,314)	(1)
Average common shares—diluted	838,546	846,274	(7,707)	(1)
Per common share
Net income—basic	$0.36	$0.34	$0.02	6%
Net income—diluted	0.36	0.34	0.02	6
Cash dividends declared	0.10	0.09	0.01	11
Revenue—fully taxable equivalent (FTE)
Net interest income	$897,554	$849,107	$48,447	6%
FTE adjustment(2)	12,522	12,510	12	—

Net interest income	910,076	861,617	48,459	6
Noninterest income	498,552	508,537	(9,985)	(2)

Total revenue	$1,408,628	$1,370,154	$38,474	3%

N.R.—Not relevant, as denominator of calculation is a loss in prior period compared with income in the current period.

Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2014	2013	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$28,785	$55,246	$(26,461)	(48)%
Servicing fees	21,812	22,139	(327)	(1)
Amortization of capitalized servicing	(11,933)	(15,901)	3,968	(25)
Other mortgage banking income	7,749	9,125	(1,376)	(15)

Subtotal	46,413	70,609	(24,196)	(34)
MSR valuation adjustment(1)	(4,643)	31,925	(36,568)	(115)
Net trading gains (losses) related to MSR hedging	4,037	(23,627)	27,664	(117)

Total mortgage banking income	$45,807	$78,907	$(33,100)	(42)%

Mortgage originations (in millions)	$1,639	$2,401	$(762)	(32)%
Capitalized mortgage servicing rights(2)	159,860	155,522	4,338	3
Total mortgages serviced for others (in millions)(2)	15,560	15,213	347	2
MSR % of investor servicing portfolio	1.03%	1.02%	0.01%	1

Net impact of MSR hedging
MSR valuation adjustment(1)	$(4,643)	$31,925	$(36,568)	(115)%
Net trading gains (losses) related to MSR hedging	4,037	(23,627)	27,664	(117)
Net interest income related to MSR hedging	—	—	—	—

Net gain (loss) on MSR hedging	$(606)	$8,298	$(8,904)	(107)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year To Date Credit Reserves Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2014	2013
Allowance for loan and lease losses, beginning of period	$647,870	$769,075
Loan and lease losses	(131,838)	(147,380)
Recoveries of loans previously charged off	60,209	60,903

Net loan and lease losses	(71,629)	(86,477)

Provision for loan and lease losses	59,987	50,742
Allowance of assets sold or transferred to loans held for sale	(1,127)	(264)

Allowance for loan and lease losses, end of period	$635,101	$733,076

Allowance for unfunded loan commitments and letters of credit, beginning of period	$62,899	$40,651
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(5,972)	3,572

Allowance for unfunded loan commitments and letters of credit, end of period	$56,927	$44,223

Total allowance for credit losses	$692,028	$777,299

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.38%	1.76%
Nonaccrual loans and leases (NALs)	195	202
Nonperforming assets (NPAs)	175	185
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.50%	1.86%
Nonaccrual loans and leases (NALs)	213	214
Nonperforming assets (NPAs)	191	196

Huntington Bancshares Incorporated

Year To Date Net Charge-Off Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2014	2013
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$19,203	$4,903
Commercial real estate:
Construction	747	281
Commercial	(3,925)	14,880

Commercial real estate	(3,178)	15,161

Total commercial	16,025	20,064

Consumer:
Automobile	7,568	4,057
Home equity	24,178	34,637
Residential mortgage	11,265	14,768
Other consumer	12,593	12,951

Total consumer	55,604	66,413

Total net charge-offs	$71,629	$86,477

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.21%	0.06%
Commercial real estate:
Construction	0.23	0.09
Commercial	(0.18)	0.65

Commercial real estate	(0.13)	0.59

Total commercial	0.14	0.18

Automobile	0.21	0.16
Home equity	0.58	0.84
Residential mortgage	0.41	0.58
Other consumer	6.55	5.31

Total consumer	0.52	0.70

Net charge-offs as a % of average loans	0.32%	0.42%

Huntington Bancshares Incorporated

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	June 30,
(dollar amounts in thousands)	2014	2013
Nonaccrual loans and leases (NALs):
Commercial and industrial	$75,274	$80,037
Commercial real estate	65,397	93,643
Automobile	4,384	7,743
Residential mortgage	110,635	122,040
Home equity	69,266	60,083

Total nonaccrual loans and leases	324,957	363,546
Other real estate, net:
Residential	31,761	17,353
Commercial	2,934	3,713

Total other real estate, net	34,695	21,066
Other NPAs (1)	2,440	12,087

Total nonperforming assets	$362,092	$396,699

Nonaccrual loans and leases as a % of total loans and leases	0.71%	0.87%
NPA ratio(2)	0.79	0.95

	Six Months Ended June 30,
(dollar amounts in thousands)	2014	2013
Nonperforming assets, beginning of period	$352,160	$445,775
New nonperforming assets	241,405	216,901
Returns to accruing status	(32,333)	(38,452)
Loan and lease losses	(102,242)	(91,565)
OREO losses (gains)	2,697	2,714
Payments	(81,180)	(118,287)
Sales	(18,415)	(20,387)

Nonperforming assets, end of period	$362,092	$396,699

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	June 30,
(dollar amounts in thousands)	2014	2013
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9,977	$24,851
Commercial real estate	27,267	45,051
Automobile	2,895	3,392
Residential mortgage (excluding loans guaranteed by the U.S. Government)	29,709	5,217
Home equity	14,912	14,245
Other consumer	607	1,367

Total, excl. loans guaranteed by the U.S. Government	85,367	94,123
Add: loans guaranteed by U.S. Government	51,641	87,135

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$137,008	$181,258

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.23%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.30	0.43
Accruing troubled debt restructured loans:
Commercial and industrial	$90,604	$94,583
Commercial real estate	212,736	184,372
Automobile	31,833	32,768
Home equity	221,539	135,759
Residential mortgage	289,239	293,933
Other consumer	3,496	3,383

Total accruing troubled debt restructured loans	$849,447	$744,798

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$6,677	$14,541
Commercial real estate	24,396	26,118
Automobile	4,287	7,743
Home equity	22,264	10,227
Residential mortgage	81,546	80,563
Other consumer	120	—

Total nonaccruing troubled debt restructured loans	$139,290	$139,192